Exhibit 31.2

CERTIFICATION PURSUANT TO

RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Rajiv Amin, certify that:

1. I have reviewed this Amendment No.1 on Form 10-K/A of Impel Pharmaceuticals Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 31, 2023

By: /s/_Rajiv Amin__

Rajiv Amin

Vice President, Corporate Controller and Interim Chief Financial Officer

(Principal Accounting and Financial Officer)